UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

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Medical Alarm Concepts Holding, Inc.
(Name of Registrant As Specified In Its Charter)
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MEDICAL ALARM CONCEPTS HOLDING, INC.

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT

OF THE MAJORITY SHAREHOLDER IN LIEU OF A MEETING

To the Shareholders of

Medical Alarm Concepts Holding, Inc.

We are writing to inform you that on March 15, 2016, the shareholder holding a majority of our voting capital stock has executed a written consent in lieu of a shareholders meeting, which we refer to herein as the “Written Consent”, to approve:

•	An amendment to our Amended and Restated Articles of Incorporation to increase the total number of shares of authorized capital stock to 410,000,000 shares consisting of (i) 400,000,000 shares of Common Stock and (ii) 10,000,000 shares of Preferred Stock from 20,725,000 shares consisting of (i) 20,000,000 shares of Common Stock and (ii) 725,000 shares of Preferred Stock.

This above item, or “Proposal,” is more fully described in the accompanying Information Statement.  The Written Consent was taken pursuant to Section 78.320 of the Nevada Revised Statutes and our bylaws, each of which permits that any action which may be taken at a meeting of the shareholders may also be taken by the written consent of the holders of the numbers of voting capital stock required to approve the action at a meeting.  The accompanying Information Statement is being furnished to all of our shareholders in accordance with Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated by the U.S. Securities and Exchange Commission (“SEC”) thereunder, solely for the purpose of informing out shareholders of the action taken by the Written Consent before it becomes effective.  Because we are incorporating certain information by reference, the actions under the Written Consent cannot be taken or become effective sooner than 20 business days after the Information Statement is first sent or given to the Company’s shareholders.  Because the accompanying Information Statement is first being mailed to shareholders on March 16, 2016, the Proposal described herein will become effective on or after April 5, 2016.

This is not a notice of a special meeting of shareholders and no shareholder meeting will be held to consider any matter which is described herein.  THE ACCOMPANYING INFORMATION STATEMENT IS BEING MAILED TO SHAREHOLDERS ON OR ABOUT MARCH 16, 2016.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors

/s/ Ronnie Adams
Ronnie Adams, Chief Executive Officer

 March 16, 2016

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MEDICAL ALARM CONCEPTS HOLDING, INC.

200 West Church Road, Suite B

King of Prussia, PA 19406

March 15, 2016

INFORMATION STATEMENT

GENERAL INFORMATION

In this Information Statement we refer to Medical Alarm Concepts Holding, Inc., a Nevada corporation, as the “Company,” “we,” “us,” or “our.”

The Information Statement is furnished in connection with an action by written consent (the “Written Consent”) of the holder of a majority of the Company’s issued and outstanding voting capital stock (the “Majority Shareholder”).  The actions taken by the Written Consent will not become effective until at least 20 business days after the Information Statement is sent or given to our shareholders in accordance with the requirements of the rules of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The close of business on March 15, 2016, the date that the Majority Shareholder gave its written consent, is the record date (the “Record Date”) for the determination of shareholders entitled to notice of the action by the Written Consent.

Pursuant to the Written Consent, the Majority Shareholder approved an amendment to our Amended and Restated Articles of Incorporation (the “Articles”) to increase the total number of shares of authorized capital stock to 410,000,000 shares consisting of (i) 400,000,000 shares of Common Stock and (ii) 10,000,000 shares of Preferred Stock from 20,725,000 shares consisting of (i) 20,000,000 shares of Common Stock and (ii) 725,000 shares of Preferred Stock. (the “Proposal”).

Our Board of Directors unanimously approved the amendment to our Articles on March 14, 2016.  Also on March 14, 2016, the Board of Directors set the Record Date as March 15, 2016.

This Information Statement contains a brief summary of the material aspects of the Proposal approved by the Board and the Majority Shareholder.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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ABOUT THE INFORMATION STATEMENT

What is the Purpose of the Information Statement?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify our shareholders of certain corporate actions taken by the Majority Shareholder pursuant to the Written Consent.  In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Proposal as early as possible to accomplish the purposes hereafter described, the Board elected to seek the written consent of the Majority Shareholder to reduce the costs and implement the Proposal in a timely manner.

Who is Entitled to Notice?

Each outstanding share of the Company’s voting securities on the close of business on the Record Date will be entitled to notice of the actions to be taken pursuant to the Written Consent.

What Constitutes the Voting Shares of the Company?

The voting power entitled to vote on the Proposal consists of the vote of the holders of a majority of the Company’s voting securities as of the Record Date. As of the Record Date, the Company’s voting securities consisted of 7,874,177 shares of Common Stock and 138,888 shares of Series C Preferred Stock (“Series C Preferred Stock”). Each share of Common Stock is entitled to one vote per share on matters submitted to the Stockholders. Holders of shares of Series C Preferred Stock vote together with the holders of Common Stock on all matters and do not vote as a separate class. A holder of shares of Series C Preferred Stock is entitled to that number of votes, on a pro rata basis with all other holders of Series C Preferred Stock, equal to that number of common shares which is not less than 51% of the vote required to approve any action.

What Vote is Required to Approve the Proposal?

The affirmative vote of a majority of the voting stock outstanding on the Record Date is required for approval of the Proposal.  As of the Record Date, the Company had 7,878,676 shares of Common Stock issued and outstanding and 138,888 shares of Series C Preferred Stock.  Each share of Common Stock entitles its holder to one vote on each matter submitted to the shareholders.  However, because the Majority Shareholder held 138,888 shares of Series C Preferred Stock as of the close of business on the Record Date and through its consent voted in favor of the Proposal, no other shareholder consents will be obtained in connection with this Information Statement.

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THE PROPOSAL

AMENDMENT TO THE AMENDED AND RESTATED

ARTICLES OF INCORPORATION TO INCREASE THE

NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 400,000,000

AND AUTHORIZED SHARES OF PREFERRED STOCK TO 10,000,000

The Company’s Articles of Incorporation authorize the issuance of 20,000,000 shares of Common Stock, $0.0001 par value per share, and 725,000 shares of Preferred Stock, $0.0001 par value per share. On March 14, 2016, the Board of Directors of the Company approved an amendment to the Articles of Incorporation to increase the total number of shares of authorized capital stock to 410,000,000 shares consisting of (i) 400,000,000 shares of Common Stock, $0.0001 par value per share, and (ii) 10,000,000 shares of Preferred Stock, $0.0001 par value per share, all subject to shareholder approval.

Purpose and Effect of the Amendment

As of March 15, 2016, the Company has 20,000,000 authorized shares of Common Stock, of which 7,878,676 shares are issued and outstanding. The Company currently has 725,000 authorized shares of Preferred Stock, of which 138,888 are issued and outstanding following the exercise of a warrant purchased for $12,500 by the Majority Shareholder.

The Board of Directors believes it continues to be in our best interest to have sufficient additional authorized but unissued shares of Common Stock and Preferred Stock available in order to provide flexibility for corporate action in the future. In addition, the Company requires the additional shares to be able to accommodate the conversion or exercise of all currently outstanding derivative securities and to fulfill its contractual requirements to reserve a sufficient number of shares of Common Stock to honor such conversions, if they are made. Management believes that the availability of additional authorized shares for issuance from time to time in the Board of Directors’ discretion in connection with possible acquisitions of other companies, future financings, investment opportunities, stock splits or dividends or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Articles of Incorporation, as amended, and the delay and expense incurred in holding special meetings of the Stockholders to approve such amendments.

Following adoption of the Amendment, the total number of authorized shares of Preferred Stock shall be ten million (10,000,000) shares with a par value of $0.0001 per share. The board of directors shall have the authority to authorize the issuance of the Preferred Stock from time to time in one or more classes or series.

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The Company recently sold $612,500 worth of units (the “Units”) with two accredited investors. Each Unit consists of (i) $25, 000 face amount of 10% original issue discount unsecured convertible notes, convertible into shares of the Company’s common stock, par value $0.0001 per share at a conversion price equal to $0.01 and (ii) one warrant to purchase 277,778 shares (the “Preferred C Shares”) of Series C Convertible Preferred Stock, par value $0.0001 per preferred share. Other opportunities for acquisitions and equity financings could arise at any time. If this proposal is approved, all or any of the authorized shares may be issued without further shareholder action (unless such approval is required by applicable law or regulatory authorities) and without first offering those shares to the stockholders for subscription. The issuance of shares otherwise than on a pro-rata basis to all stockholders would reduce the proportionate interest in the Company of each share.

The issuance of such preferred stock could adversely affect the rights of the holders of our common stock, and therefore reduce the value of such stock. It is not possible to state the actual effect of the potential future issuance of any series of preferred stock on the rights of holders of our currently outstanding stock unless and until our Board of Directors determines the specific rights of the holders of any such additional preferred stock; however, these effects may include:

·	Restricting dividends on the common or preferred stock;
·	Diluting the voting power of the common stock;
·	Impairing the liquidation rights of the common or preferred stock; or
·	Delaying or preventing a change in control of the Company without further action by the stockholders.

The increase in the authorized number of shares of Common Stock and Preferred Stock could have an anti-takeover effect. If the Company’s Board of Directors desire to issue additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company. because the authorization of “blank check” preferred stock could be used by our Board of Directors for the adoption of a shareholder rights plan or “poison pill,” the preferred stock may be viewed as having the effect of discouraging an attempt by another person or entity to acquire control of us through the acquisition of a substantial numbers of shares of common stock.

A copy of the proposed amendment to the Company’s Articles of Incorporation is attached hereto as Exhibit A. The amendment will become effective upon filing with the Nevada Secretary of State as required by the Nevada Revised Statutes. It is anticipated that this will occur not less than 20 days following March 16, 2016.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 15, 2016, the number of and percent of the Company’s common stock and classes of preferred stock beneficially owned by: (1) all directors and nominees, naming them; (2) our executive officers, naming them; (3) our directors and executive officers as a group, without naming them; and (4) persons or groups known by us to own beneficially 5% or more of each class of our voting securities.

A person is deemed to be the beneficial owner of securities that can be acquired by him within 60 days from March 15, 2016 upon the exercise of options, warrants or convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person, and which are exercisable within 60 days of March 15, 2016 have been exercised and converted.

Amount and Nature of Beneficial Ownership

Name and Addresses of Beneficial Owner	Common Stock Shares Beneficially Owned (1)	Percent of Outstanding Common Stock Shares Beneficially Owned (2)	Preferred Stock Shares Beneficially Owned	Percent of Outstanding Preferred Stock Shares Beneficially Owned
Ronald Adams 200 West Church Road, Suite B King of Prussia, PA 19406	634,164	8.05%
Allen Polsky 200 West Church Road, Suite B King of Prussia, PA 19406	227,478	2.89%
Biotech Debt Liquidation Fund, LLC 631 Bridgeway Sausalito, CA 94965	493,660	6.26%
Alliance Media Group, Inc. 295 NW Common Loop Suite 115257 Lake City, Fl 32055	500,000	6.35%
Adrian Neilan Ballinamona, Askeaton, Co Limerick, Ireland	500,000	6.35%
Robert McGuire 4430 Haskell Ave Encino, Ca 91436	699,934	8.89%
Cede & Co. Box #20 Bowling Green Station New York, NY 10004	1,298,772	16.49%
JTT-EMS LTD 801-6081 No. 3 Road Richmond, B.C., V6y 2B2	488,184	6.20%
D2CF, LLC 108 Coccio Drive West Orange, NJ 07052			138,888	100%
Directors and executive officers as a group (2 people)(3)(4)	861,642	10.94%

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(1)	We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options or warrants, or the conversion of convertible promissory notes, that are either immediately exercisable or convertible, or that will become exercisable within 60 days after March 15, 2016. These shares are deemed to be outstanding and beneficially owned by the person holding those options, warrants or convertible promissory notes for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(2)	The percentage of shares beneficially owned is based on 7,878,676 shares of our common stock issued and outstanding as of March 15, 2016.
(3)	Beneficial ownership for Ronald Adams and Allen Polsky.
(4)	Unless otherwise indicated in the footnotes, the address of the beneficial owners is c/o Medical Alarm Concepts Holding, Inc. 200 West Church Road, Suite B, King of Prussia, PA 19406.

 EXECUTIVE COMPENSATION

The following table summarizes the overall compensation earned over each of the past two fiscal years ending December 31, 2015 by each person who served as our principal executive officer during fiscal 2015.

Summary Compensation Table

			Stock	All Other
Name and Principal Position	Year	Salary ($)	Awards ($)	Compensation ($)	Total ($)
Ronnie Adams, Chief Executive Officer	2015	$56,800	—	$6,040	$62,840
	2014	$56,800	—	$6,040	$62,840
Allen Polsky	2015	$12,000	—	—	$12,000
	2014	$12,000	—	—	$12,000

Directors’ Compensation

Employee directors do not receive additional compensation for serving on the board beyond the compensation they received for serving as our officers, as described under “Executive Compensation.”

DISSENTERS’ RIGHTS OF APPRAISAL

Under the Nevada Revised Statutes, our shareholders are not entitled to dissenters’ appraisal rights with respect to the Proposal, and we do not intend to independently provide shareholders with any such right.

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DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement and the documents incorporated by reference into this Information Statement contain forward-looking statements that are subject to risks and uncertainties.  All statements other than statements of historical fact contained in this Information Statement and the materials accompanying this Information Statement are forward-looking statements.

Frequently, but not always, forward-looking statements are identified by the use of the future tense and by words such as ‘believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “could,” “would,” “projects,” “continues,” “estimates,” or similar expressions.  Forward-looking statements are not guarantees of future performance and actual results could differ materially from those indicated by the forward-looking statements.  Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our company or its industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by the forward-looking statements.

The forward-looking statements contained or incorporated by reference in this Information Statement are forward-looking statements and are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995.  These statements include declarations regarding our plans, intentions, beliefs or current expectations.

The forward-looking statements included in this Information Statement are made only as of the date of this Information Statement.  The forward-looking statements are based on the beliefs of management, as well as assumptions made by and information currently available to management and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results of those anticipated.  These uncertainties and other risk factors include, but are not limited to:  changing economic and political conditions in the United States and in other countries; the ability to integrate effectively acquired companies; the loss of current customers or the inability to obtain new customers; customer product acceptance; and continued access to capital markets.

We further caution investors that other factors might, in the future, prove to be important in affecting our results of operations.  New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or a combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Forward-looking statements are expressly qualified in their entirety by this cautionary statement.  The forward-looking statements included in this document are made as of the date of this document and we do not undertake any obligation to update forward-looking statements to reflect new information, subsequent events or otherwise, except as required by law.

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ADDITIONAL INFORMATION

Distribution of the Information Statement

We will pay the costs associated with this Information Statement, including the costs of printing and mailing.  We will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding the Information Statement to beneficial owners.

Where You Can Find Additional Information

We are a reporting company and file annual, quarterly and current reports, proxy statements and other information with the SEC.  You may read and copy these reports, proxy statements and other information at the Commission’s public reference rooms at 100 F Street, N.E., Washington, D.C. 20549.  You can request copies of these documents by writing to the SEC and paying a fee for the copying cost.  Please call the Commission at 1-800-SEC-0330 for more information about the operation of the public reference rooms.  Our SEC filings are also available at the SEC’s web site at www.sec.gov and our website at www.medicalalarmconcepts.com. We have not incorporated by reference into this Information Statement the information contained on our website and you should not consider it to be part of this Information Statement.

By Order of the Board of Directors

/s/ Ronnie Adams
Ronnie Adams, Chief Executive Officer

March 16, 2016

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EXHIBIT A

CERTIFICATE OF AMENDMENT

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

Medical Alarm Concepts Holding, Inc., a corporation organized and existing under the laws of the state of Nevada (the “Corporation”) hereby certifies as follows:

1.      Article 3 of the Corporation’s Amended and Restated Articles of Incorporation shall be amended and restated in its entirety to read as follows:

 3.01    Authorized Capital Stock.    The total number of shares of stock this Corporation is authorized to issue shall be four hundred ten million (410,000,000) shares. This stock shall be divided into two classes to be designated as "Common Stock" and "Preferred Stock."

 3.02    Common Stock.    The total number of authorized shares of Common Stock shall be four hundred million (400,000,000) shares with par value of $0.0001 per share.

 3.03    Preferred Stock.    The total number of authorized shares of Preferred Stock shall be ten million (10,000,000) shares with par value of $0.0001 per share. The board of directors shall have the authority to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and to state in the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

(a)   Whether or not the class or series shall have voting rights, full or limited, the nature and qualifications, limitations and restrictions on those rights, or whether the class or series will be without voting rights;

(b)   The number of shares to constitute the class or series and the designation thereof;

(c)   The preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;

(d)   Whether or not the shares of any class or series shall be redeemable and if redeemable, the redemption price or prices, and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

(e)   Whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and if such retirement or sinking funds be established, the amount and the terms and provisions thereof;

(f)    The dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividend shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

(g)   The preferences, if any, and the amounts thereof which the holders of any class or series thereof are entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of assets of, the Corporation;

(h)   Whether or not the shares of any class or series are convertible into, or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

(i)    Such other rights and provisions with respect to any class or series as may to the board of directors seem advisable.

        The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any respect. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any existing class or series of the Preferred Stock and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock. If shares or series of stock established by a resolution of the Board of Directors have been issued, the designation of the class or series, the number of the class or series and the voting powers, designations, preferences, limitations, restrictions and relative rights of the class or series may be amended solely by a resolution of the Board of Directors.

2.      The foregoing amendments have been duly adopted in accordance with the provisions of Nevada Revised Statutes 78.385 and 78.390 by the vote of a majority of the outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have executed this Certificate of Amendment as of this ___ day of March 2016.

_______________________________

Ronnie Adams, Chief Executive Officer